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                                                                    EXHIBIT 10.3

                              MUSI INVESTMENTS S.A.
                            231 VAL DES BONS MALADES
                           L-2121 LUXEMBOURG-KIRCHBERG

                                  May 14, 2001


Frisby Technologies, Inc.
3195 Centre Park Boulevard
Winston-Salem, N.C. 27107
Attention: Greg Frisby, Chairman

Dear Greg:

                  Reference is made to that certain letter agreement, dated January 12, 2001 (the "L/C Letter Agreement"), between MUSI Investments S.A. ("MUSI") and Frisby Technologies, Inc. (the "Company"), relating to the provision by MUSI of a $1,500,000 letter of credit to secure the Company's obligations to Bank of America, N.A. ("BofA") under the terms of that certain commercial loan agreement dated February 20, 2000 (as amended, the "BofA Facility"). Reference is further made to that certain Loan Agreement, dated as of the date hereof between MUSI and the Company (the "Loan Agreement"), relating to the $1,500,000 term loan to be provided by MUSI to the Company, the proceeds of which will be utilized to pay-off the outstanding principal balance of the BofA Facility.

                  MUSI hereby (a) releases the Company from its obligations under the L/C Letter Agreement to deliver to MUSI the convertible note in the principal amount of $1,500,000 (the "L/C Loan Note") as provided for Paragraph 3 of the L/C Letter Agreement, and (b) releases Greg Frisby from his obligations set forth in Paragraph 5 of the L/C Letter Agreement. The foregoing releases shall not be deemed to release the Company and/or Mr. Frisby from any of their respective obligations under the Loan Agreement and the other loan documents entered into in connection with the transactions contemplated by the Loan Agreement.

                  MUSI hereby authorizes the escrow agent named under the L/C Letter Agreement to release from escrow and deliver to the Company the L/C Loan Note.



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Frisby Technologies, Inc.
May 14, 2001
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                  Please indicate your agreement to the foregoing by signing the enclosed copy of this letter agreement and returning the same to the undersigned.

                  Very truly yours,

                  MUSI INVESTMENTS S.A.


                  By: /s/ Luca Bassani Antivari
                     ---------------------------
                  Name: Luca Bassani Antivari

                  Accepted and Agreed:

                  FRISBY TECHNOLOGIES, INC.


                  By:/s/ Gregory S. Frisby
                     -----------------------
                  Name: Gregory S. Frisby
                  Title:   Chairman and CEO



                  /s/ Greg Frisby
                  Greg Frisby, individually


                  RUSKIN, MOSCOU, EVANS & FALTISCHEK, PC, as escrow agent


                  By:______________________
                  Name:  Norman Friedland
                  Title: Partner

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